SUPPLEMENT DATED SEPTEMBER 20, 2007

TO PROSPECTUSES DATED MAY 1, 2007

for

Strategic Variable Life® 1

Strategic Variable Life® Plus 1

Strategic Group Variable Universal Life® 1

1 Issued by Massachusetts Mutual Life Insurance Company (“MassMutual”) where available.

The following information relates to the policies described by the above-listed prospectuses.

1.	The information below is inserted into the footnote to the “Total Annual Fund Operating Expenses” for the Oppenheimer Balanced Fund/VA as listed in the “Investment Management Fees and Other Expenses” table.

Effective September 1, 2007 OppenheimerFunds, Inc., the fund manager, has voluntarily agreed to waive a portion of the advisory fee and/or reimburse certain expenses so that the total expenses of the fund will not exceed 0.67% of average annual net assets for the Non-Service shares of the fund. This voluntary waiver and/or reimbursement may be withdrawn at any time. Refer to the Oppenheimer Balanced Fund/VA prospectus supplement dated August 31, 2007 for more information.

There are no other changes being made at this time.

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